EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Williams Industries, Incorporated (the "Company") on Form 10-Q for the Fiscal quarter ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2004

                                       /s/ Frank E. Williams, III
                                      ----------------------------
                                      Frank E. Williams, III
                                      Chairman of the Board,
                                      President,
                                      Chief Executive Officer,
                                      Chief Financial Officer


March 12, 2004
                                      /s/ Christ H. Manos
                                      --------------------
                                      Christ H. Manos
                                      Treasurer, Controller